METROPOLITAN SERIES FUND

SUPPLEMENT DATED JUNE 20, 2012

TO THE

PROSPECTUS DATED APRIL 30, 2012

BLACKROCK DIVERSIFIED PORTFOLIO

The following changes are made to the prospectus of BlackRock Diversified Portfolio (the “Portfolio”), a series of Metropolitan Series Fund.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Rick Rieder, Bob Miller, Matthew Marra and Eric Pellicciaro have managed the fixed income portion of the Portfolio since 2010, 2011, 2007 and 2010, respectively. They are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Portfolio. The equity portion of the Portfolio is managed by a team led by Chris Leavy and Peter Stournaras. They are jointly and primarily responsible for the day-to-day management of the equity portion of the Portfolio. Messrs. Leavy and Stournaras have been managers of the Portfolio since 2012 and 2010, respectively. Philip J. Green is responsible for the asset allocation of the Portfolio. He has been a manager of the Portfolio since 2009.

The information about the portfolio managers who manage the equity portion of the Portfolio in the subsection entitled “The Subadviser” of the section entitled “Additional Information about Management” is amended and restated as follows:

The equity portion of the Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. The lead members of this team are Chris Leavy, CFA, and Peter Stournaras, CFA. Messrs. Leavy and Stournaras are jointly and primarily responsible for the day-to-day management of the equity portion of the Portfolio.

Mr. Leavy, a manager of the Portfolio since 2012, has been Chief Investment Officer of Fundamental Equity (Americas) and a Managing Director of BlackRock since 2010. He worked at Oppenheimer Funds, Inc. from 2000 to 2010, most recently as Chief Investment Officer of Equities.

Mr. Stournaras, a manager of the Portfolio since 2010, has been a Managing Director of BlackRock since 2010. He was a Director at Northern Trust Company from 2006 to 2010; a Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; and a Director at Citigroup Asset Management from 1998 to 2005.